UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K/A

                                  CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  August 25, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of July 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-3 Home Equity Mortgage Pass-Through Certificates, Series 2005-3

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-22               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, N.A., as trustee and Wilshire Credit Corporation and Indymac Bank, F.S.B, as servicers.

       On August 25, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Restatement to Certificateholders on August 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Home Equity  Mortgage Trust  Series  2005-3
            Home Equity Mortgage Pass-Through Certificates, Series 2005-3

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trustee
                       under the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: January 5, 2006

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Restatement on
                         August 25, 2005




Exhibit 99.1
Monthly Certificateholder Restatement on August 25, 2005

CREDIT SUISSE FIRST BOSTON
HOME EQUITY MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
Statement to Certificateholders
August 25, 2005
***Revised Swap Payment***

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       300,120,000.00  300,120,000.00    12,833,385.96     868,638.98     13,702,024.94      0.00        0.00     287,286,614.04
AR               100.00          100.00           100.00           0.78            100.78      0.00        0.00               0.00
ARL              100.00          100.00           100.00           0.78            100.78      0.00        0.00               0.00
M1        21,730,000.00   21,730,000.00             0.00      67,963.59         67,963.59      0.00        0.00      21,730,000.00
M2        10,870,000.00   10,870,000.00             0.00      34,251.07         34,251.07      0.00        0.00      10,870,000.00
M3        18,860,000.00   18,860,000.00             0.00      61,627.67         61,627.67      0.00        0.00      18,860,000.00
M4         9,840,000.00    9,840,000.00             0.00      32,689.30         32,689.30      0.00        0.00       9,840,000.00
M5        10,050,000.00   10,050,000.00             0.00      45,182.29         45,182.29      0.00        0.00      10,050,000.00
M6         8,820,000.00    8,820,000.00             0.00      32,799.38         32,799.38      0.00        0.00       8,820,000.00
M7         9,020,000.00    9,020,000.00             0.00      35,647.79         35,647.79      0.00        0.00       9,020,000.00
M8         6,760,000.00    6,760,000.00             0.00      30,396.53         30,396.53      0.00        0.00       6,760,000.00
B1         7,170,000.00    7,170,000.00             0.00      41,825.00         41,825.00      0.00        0.00       7,170,000.00
B2         6,760,000.00    6,760,000.00             0.00      39,433.33         39,433.33      0.00        0.00       6,760,000.00
P                100.00          100.00             0.00     132,296.51        132,296.51      0.00        0.00             100.00
TOTALS   410,000,300.00  410,000,300.00    12,833,585.96   1,422,753.00     14,256,338.96      0.00        0.00     397,166,714.04

X1       410,000,300.00  410,000,300.00             0.00   1,727,201.29      1,727,201.29      0.00        0.00     397,166,614.32
X2       410,000,300.00  410,000,300.00             0.00           0.00              0.00      0.00        0.00     410,000,300.00
XS       383,440,579.28  383,440,579.28             0.00      56,432.15         56,432.15      0.00        0.00     383,440,579.28
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                        BEGINNING                                                             ENDING                 CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL        CLASS  PASS-THRU RATE
-----------------------------------------------------------------------------------------------------------  ----------------------
A1      225458C30  1,000.00000000     42.76084886          2.89430554         45.65515440      957.23915114      A1      3.721250 %
AR      225458C48  1,000.00000000  1,000.00000000          7.80000000      1,007.80000000        0.00000000      AR      9.382400 %
ARL     225458C55  1,000.00000000  1,000.00000000          7.80000000      1,007.80000000        0.00000000      ARL     9.382400 %
M1      225458C63  1,000.00000000      0.00000000          3.12763875          3.12763875    1,000.00000000      M1      4.021250 %
M2      225458C71  1,000.00000000      0.00000000          3.15097240          3.15097240    1,000.00000000      M2      4.051250 %
M3      225458C89  1,000.00000000      0.00000000          3.26763892          3.26763892    1,000.00000000      M3      4.201250 %
M4      225458C97  1,000.00000000      0.00000000          3.32208333          3.32208333    1,000.00000000      M4      4.271250 %
M5      225458D21  1,000.00000000      0.00000000          4.49575025          4.49575025    1,000.00000000      M5      5.394900 %
M6      225458D39  1,000.00000000      0.00000000          3.71875057          3.71875057    1,000.00000000      M6      4.781250 %
M7      225458D47  1,000.00000000      0.00000000          3.95208315          3.95208315    1,000.00000000      M7      5.081250 %
M8      225458D54  1,000.00000000      0.00000000          4.49652811          4.49652811    1,000.00000000      M8      5.781250 %
B1      225458E20  1,000.00000000      0.00000000          5.83333333          5.83333333    1,000.00000000      B1      7.000000 %
B2      225458E38  1,000.00000000      0.00000000          5.83333284          5.83333284    1,000.00000000      B2      7.000000 %
P       225458D62  1,000.00000000      0.00000000  1,322,965.10000000  1,322,965.10000000    1,000.00000000      P       9.382400 %
TOTALS             1,000.00000000     31.30140627          3.47012673         34.77153300      968.69859373

X1      225458D70  1,000.00000000      0.00000000          4.21268299          4.21268299      968.69835051      X1      0.000000 %
X2      225458D88  1,000.00000000      0.00000000          0.00000000          0.00000000    1,000.00000000      X2      0.000000 %
XS      225458D96  1,000.00000000      0.00000000          0.14717313          0.14717313    1,000.00000000      XS      0.000000 %
-----------------------------------------------------------------------------------------------------------  ----------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS RESTATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Raideo Ram
                JPMorgan Chase Bank, N.A. - Structured Finance Services
                                6th Floor, 4 NYP,
                            New York, New York 10041
                               Tel: (212) 623-5429
                               Fax: (212) 623-5930
                         Email: raideo.ram@jpmchase.com

Sec. 4.06(a)(i)            Principal Remittance Amount                                                             12,833,585.96

                           Scheduled Principal Payments                                                            235,401.59

                           Principal Prepayments                                                                   12,487,376.39

                           Curtailments                                                                            104,364.60

                           Cutailment Interest Adjustments                                                         189.61

                           Repurchase Principal                                                                    0.00

                           Substitution Amounts                                                                    0.00

                           Net Liquidation Proceeds                                                                0.00

                           Other Principal Adjustments                                                             6,253.77

                           Gross Interest                                                                          3,164,953.94

                           Recoveries from Prior Loss Determinations                                               0.00

                           Reimbursements of Non-Recoverable Advances Previously Made                              0.00

                           Recovery of Reimbursements Previously Deemed Non-Recoverable                            0.00

Prepayment Penalties       Number of Loans with Respect to which Prepayment Penalties were Collected               64

                           Balance of Loans with Respect to which Prepayment Penalties were Collected              3,315,349.66

                           Amount of Prepayment Penalties Collected                                                132,295.73

Sec. 4.06(a)(iv)           Beginning Number of Loans Outstanding                                                   7,422

                           Beginning Aggregate Loan Balance                                                        383,440,579.28

                           Ending Number of Loans Outstanding                                                      7,199

                           Ending Aggregate Loan Balance                                                           370,606,993.32

Sec. 4.06(a)(v)            Servicing Fees (Including Credit Risk Manager Fee)                                      108,926.61

                           Trustee Fees                                                                            1,597.67

Sec. 4.06(a)(vii)          Current Advances                                                                        N/A

                           Aggregate Advances                                                                      N/A

Section 4.06(a)(viii)      Delinquent Mortgage Loans

                                Delinquency by Group
                                Group  1
                                Category           Number         Principal Balance       Percentage
                                1 Month               30          1,603,652.37            0.43 %
                                2 Month               13            490,119.75            0.13 %
                                3 Month                0                  0.00            0.00 %
                                Total                 43          2,093,772.12            0.56 %

                                Delinquency Totals
                                Group Totals
                                Category           Number         Principal Balance       Percentage
                                1 Month               30          1,603,652.37            0.43 %
                                2 Month               13            490,119.75            0.13 %
                                3 Month                0                  0.00            0.00 %
                                Total                 43          2,093,772.12            0.56 %

                                            * Delinquent Bankruptcies are included in the table above.

                           Bankruptcies

                                Bankruptcy by Group
                                Group              Number of      Principal Balance        Percentage
                                Number             Loans
                                      1               7             275,839.68             0.07%

                                Bankruptcy Totals
                                Number of            Principal              Percentage
                                Loans                Balance
                                    7                275,839.68                  0.07%

                                            * Only Current Bankruptcies are reflected in the table above.

                           Foreclosures
                                Foreclosures by Group
                                Group              Number of      Principal Balance        Percentage
                                Number             Loans
                                      1               0             0.00                    0.00%

                                Foreclosure Totals
                                Number of              Principal       Percentage
                                Loans                  Balance
                                     0                   0.00           0.00%


Section 4.06(a)(xi)        REO Properties
                                REO by Group
                                Group          Number of         Principal Balance         Percentage
                                Number         Loans
                                     1                   0              0.00                    0.00%

                                REO Totals
                                Number of      Principal            Percentage
                                Loans          Balance
                                         0            0.00                0.00%


Section 4.06(a)(xii)       Current Realized Losses                                                                   0.00

                           Cumulative Realized Losses - Reduced by Recoveries                                        0.00

Prefunding                 Beginning Balance                                                                         26,559,721.00
Account                    Subsequent Transfer Amount                                                                0.00
                           Ending Balance Prefunding Account                                                         26,559,721.00

Capitalized                Beginning Balance                                                                         291,309.36
Interest Account           Capitalized Interest Requirement                                                          83,049.45
                           Ending Balance                                                                            208,259.91

Trigger Event              Trigger Event Occurrence (Effective March 2008)                                           NO
                           (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                           Rolling 3 Month Delinquency Rate                                                          0.12340%
                           Sr. Enhancement Percentage x 16%                                                          15.84000%
                                                                    OR
                           (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                           Cumulative Loss % of Original Aggregate Collateral Balance                                0.00000%
                           Cumulative Loss Limit                                                                     0.00%

O/C Reporting              Targeted Overcollateralization Amount                                                     20,090,014.70
                           Ending Overcollateralization Amount                                                       0.28
                           Ending Overcollateralization Deficiency                                                   20,090,014.42
                           Overcollateralization Release Amount                                                      0.00
                           Monthly Excess Interest                                                                   1,727,201.29
                           Payment to Class X-1                                                                      1,727,201.29

                           Reserve Fund Beginning Balance                                                            0.00
                           Deposits under the Interest Rate Cap Agreement                                            0.00
                           Deposits under the Swap Agreement                                                         0.00
                           Withdrawals to pay Current and Carryforward Interest                                      0.00
                           Withdrawals to cover Realized Losses                                                      0.00
                           Withdrawals to pay Deferred Amounts                                                       0.00
                           Reserve Fund Ending Balance                                                               0.00

                           Interest Rate Cap Agreement Notional Amounts (Current Month)                              205,000,000.00


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
